EXHIBIT A

FORM OF CLASS A-1 AND CLASS A-2 CERTIFICATE

CLASS [A-1] [A-2] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

November 1, 2004

First Distribution Date:

December 27, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Fixed

CUSIP:

[___________]

Class:

[A-1] [A-2]

Assumed Final Distribution Date:

December 25, 2034

Charlie Mac Trust 2004-2,

Mortgage Loan Pass-Through Certificates, Series 2004-2

Class [A-1] [A-2]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of fixed rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT B

FORM OF CLASS A-3 CERTIFICATE

CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

November 1, 2004

First Distribution Date:

December 27, 2004

Initial Certificate Notional

Amount of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Notional Amount of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

A-3

Assumed Final Distribution Date:

December 25, 2034

Charlie Mac Trust 2004-2,

Mortgage Loan Pass-Through Certificates, Series 2004-2

Class A-3

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of fixed rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Notional Amount) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT C

FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:

1

Cut-Off Date:

November 1, 2004

First Distribution Date:

December 27, 2004

Initial Certificate Principal

Balance of this Certificate:

$100

Original Class Certificate

Principal Balance of this

Class:

$100

Percentage Interest:

100%

Pass-Through Rate:

Fixed

CUSIP:

[________________]

Class:

A-R

Assumed Final Distribution Date:

December 25, 2034

Charlie Mac Trust 2004-2

Mortgage Loan Pass-Through Certificates, Series 2004-2

Class A-R

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of fixed rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), nor a person acting on behalf or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Certificate Registrar or the Trustee, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.,
as Certificate Registrar

EXHIBIT D

FORM OF SUBORDINATE CERTIFICATE

CLASS [B-[      ]] [L] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, ANY SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

November 1, 2004

First Distribution Date:

December 27, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Net Stripped WAC

CUSIP:

[________________]

Class:

[B-[    ]] [L]

Assumed Final Distribution Date:

December 25, 2034

Charlie Mac Trust 2004-2,

Mortgage Loan Pass-Through Certificates, Series 2004-2

Class [B-[      ]] [L]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of fixed rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

CHARLIE MAC TRUST 2004-2

Mortgage Loan Pass-Through Certificates, Series 2004-2

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as Charlie Mac Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as Paying Agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month, or if the 25th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in December 2004, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A-1, Class A-2, Class B-1, Class B-2, Class B-2 and Class L Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class A-3 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.]  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[The Class A-R Certificate is issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent and any agent of the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Paying Agent or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, the Call Option Holder may, at its option, terminate the Agreement by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at the Termination Price as provided in the Pooling and Servicing Agreement.  In the event that the Call Option Holder does not exercise its right of optional termination, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and (iii) the Latest Possible Maturity Date.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____________________________________________________________________________________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

Dated: _____________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________________________________________

______________________________________________________________________________

for the account of_______________________________________________________________,

account number ________________________, or, if mailed by check, to ___________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

_____________________________________________________________________________.

This information is provided by _____________________________________________,

the assignee named above, or _____________________________________________________,

as its agent.

EXHIBIT F

REQUEST FOR RELEASE

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as [Trustee] [Custodian, on behalf of the Trustee] under a certain Pooling and Servicing Agreement dated as of November 1, 2004 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee and Custodian (the “Pooling and Servicing Agreement”), the undersigned [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as [Trustee] [Custodian, on behalf of the Trustee] with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The [Master Servicer] [Servicer] hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

_____________________________________

[Name of Master Servicer] [Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT G

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

U.S. Bank National Association, as trustee
60 Livingston Avenue, EP-MN-WS3D,

St. Paul, Minnesota 55107-2292

Re:

Pooling and Servicing Agreement among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, as trust administrator, and as custodian, and U.S. Bank National Association, as trustee, in connection with Charlie Mac Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Custodian acting on behalf of the Trustee with respect to the Mortgage Loans, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached schedule) it has received:

(i)

(a) the original Mortgage Note or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed; and

(ii)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

The Custodian has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:

Name:

Title:

EXHIBIT H

FORM OF FINAL CERTIFICATION OF CUSTODIAN

[date]

U.S. Bank National Association, as trustee
60 Livingston Avenue, EP-MN-WS3D,

St. Paul, Minnesota 55107-2292

Greenwich Capital Acceptance, Inc.
1285 Avenue of the Americas
New York, NY 10019

Re:

Pooling and Servicing Agreement among Greenwich Capital Acceptance,

Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller,

 Wells Fargo Bank, N.A., as master servicer, as trust administrator,

 and as custodian, and U.S. Bank National Association, as trustee,

 in connection with Charlie Mac Trust 2004-2, Mortgage Loan

 Pass-Through Certificates, Series 2004-2.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Custodian acting on behalf of the Trustee with respect to the Mortgage Loans, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached schedule) it has received:

(i)

the original Mortgage Note endorsed in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note.

(ii)

The original recorded Mortgage.

(iii)

A duly executed assignment of the Mortgage in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, or, if the Seller has certified or the Custodian otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

(iv)

The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Depositor.

(v)

The original or duplicate original lender’s title policy and all riders thereto.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (x), (xv) and (xxi) of the definition of the “Mortgage Loan Schedule” in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The Custodian on behalf of the Trustee has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian on behalf of the Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the reated Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:

Name:

Title:

EXHIBIT I

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of Greenwich Capital Financial Products, Inc. (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing U.S. Bank National Association, as trustee on behalf of Charlie Mac Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify U.S. Bank National Association and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	Ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT J

FORM OF ERISA REPRESENTATION

(CLASS A-R)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, Charlie Mac Trust 2004-2

Re:  Charlie Mac Trust 2004-2

Mortgage Loan Pass-Through Certificates, Series

2004-2, Class A-R

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of November 1, 2004 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee and Custodian, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479
Attention: Corporate Trust, Charlie Mac Trust 2004-2

U.S. Bank National Association
60 Livingston Avenue, EP-MN-WS3D,

St. Paul, Minnesota 55107-2292

Re:

Charlie Mac Trust 2004-2 Mortgage

Loan Pass-Through Certificates, Series 2004-2, Class A-R

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class A-R Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE

PURSUANT TO SECTION 6.02(e)

CHARLIE MAC TRUST 2004-2

MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2, CLASS A-R

STATE OF	)
	)	Ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of November 1, 2004, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee and Custodian.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is             .

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By:

   Name:

   Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named              ______, known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

SERVICING AGREEMENT

EXHIBIT N

[Reserved]

EXHIBIT O

FORM OF CALL OPTION ASSIGNMENT AGREEMENT

CALL OPTION ASSIGNMENT AGREEMENT

This CALL OPTION ASSIGNMENT AGREEMENT (the “Call Option Assignment Agreement”) is made as of [                            ], 200[  ], by and between Greenwich Capital Financial Products, Inc. (the “Assignor”) and [                     ] (the “Assignee” or “Call Option Holder”):

WITNESSETH:

WHEREAS, Wells Fargo Bank, N.A., in its capacity as mater servicer (the “Master Servicer”) under the Pooling and Servicing Agreement dated as of November 1, 2004 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc, as seller, U.S. Bank National Association, as trustee and custodian, and the Master Servicer, as master servicer and securities administrator (the “Pooling and Servicing Agreement”), is the Call Option Holder which holds the option to terminate the Pooling and Servicing Agreement and the Charlie Mac Trust 2004-2 (the “Trust”) created thereunder (the “Call Option”) pursuant to the terms set forth in Article X of the Pooling and Servicing Agreement; and

WHEREAS, pursuant to Section 10.03(a) of the Pooling and Servicing Agreement, the Assignor may, on a one-time basis, assign the right to the Call Option to a successor Call Option Holder which meets the requirements of Section 10.03(b); and

WHEREAS, the Assignor desires to assign to the Assignee the right to the Call Option.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1.

Assignment of the Call Option.  Pursuant to Section 10.03(a) of the Pooling and Servicing Agreement, the Assignor does hereby assign to the Assignee the right to the Call Option and the Assignor hereby acknowledges that, upon execution of this Call Option Assignment Agreement, it will have no further right to assign the Call Option.

2.

Delegation of Duties.  The Assignee warrants and represents to, and covenants with, the Assignor and the Trustee that the Assignee agrees to be bound, as Call Option Holder, by all of the terms of the Pooling and Servicing Agreement and from the date hereof, the Assignee assumes all of the obligations of the Call Option Holder thereunder.

3.

Certification.  The Assignee hereby certifies that it is not the Seller or an Affiliate of the Seller (each as defined in the Pooling and Servicing Agreement).

4.

Governing Law.  This Call Option Assignment Agreement shall be construed in accordance with the laws of the state of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws principles applied in New York.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Assignor
By:
Name:
Title
[ ], as Assignee
By:
Name:
Title

Acknowledged by:

WELLS FARGO BANK, N.A., as Master Servicer

By:
Name:
Title

U.S. BANK NATIONAL ASSOCIATION,

   as Trustee

By:
Name:
Title

EXHIBIT P

[RESERVED]

EXHIBIT Q

FORM OF DRAW PLEDGE CERTIFICATION

[Please see Exhibit D of Tab 8]

EXHIBIT R

FORM OF CERTIFICATION OF APPOINTMENT OF AGENT

U.S. Bank National Association (“Trustee”) for Charlie Mac Trust 2004-2 hereby certifies that the Trustee has designated __________________ (“Agent”) as its duly authorized agent for purposes of requesting draws under U.S. Central Credit Union Irrevocable Letter of Credit No. CM2004-002 (the “Letter of Credit”).  You are hereby authorized and directed to accept and honor any Draw Package from Agent as if it were sent by us, until you receive either (i) a notice from us withdrawing any then current designation of Agent, or (ii) a Transfer Certificate.

Capitalized terms used in this Notice and not otherwise defined, shall have the meaning as used in the Letter of Credit.

U.S. Bank National Association,

as Trustee for Charlie Mac Trust 2004-2

By:___________________________

Its:___________________________

Date:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[On file with McKee Nelson LLP]